UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2005 (July 26, 2005)
                                                 ------------------------------

                            Anthracite Capital, Inc.
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             (Exact name of registrant as specified in its charter)


             Maryland                  001-13937               13-397-8906
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  (State or other jurisdiction of     (Commission             (IRS Employer
           incorporation)             File Number)         Identification No.)


         40 East 52nd Street, New York, New York                10022
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 810-3333
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                                      N/A
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

         On July 26, 2005, Anthracite Capital, Inc. (the "Company") issued $365,010,000 face amount of commercial mortgage related securities in a non-recourse financing ("HY2"), through two of its affiliates, Anthracite 2005-HY2 Ltd. and Anthracite 2005-HY2 Corp. $240,134,000 face amount of senior investment-grade notes were issued and sold in a private placement. A subsidiary of the Company retained the Class E Notes, the subordinate below-investment grade notes and the preferred shares of Anthracite 2005-HY2 Ltd. The table below sets forth further information with respect to the structure of HY2.

                                  Ratings               Original                                          Expected Final Payment
          Class             (Moody's/S&P/Fitch)     Principal Balance          Note Interest Rate                  Date
-----------------------   ----------------------   --------------------   --------------------------   ----------------------------
Senior Notes
------------
   Class A Notes                Aaa/AAA/AAA           $116,406,000               LIBOR + 0.370%                 August 2014
   Class B Notes                 Aa2/AA/AA             $52,593,000               LIBOR + 0.600%                 January 2015
   Class C-FL Notes               A2/A/A               $25,360,000               LIBOR + 1.000%                   May 2015
   Class C-FX Notes               A2/A/A                $7,000,000                    5.487%                      May 2015
   Class D-FL Notes            Baa2/BBB/BBB            $25,275,000               LIBOR + 2.000%                  July 2015
   Class D-FX Notes            Baa2/BBB/BBB            $13,500,000                    6.000%                     July 2015
   Class E Notes              Baa3/BBB-/BBB-            $9,376,000               LIBOR + 2.200%                  July 2015
Junior Notes
------------
   Class F Notes                 NR/BB/BB              $58,000,000                    6.000%                     July 2015
   Class G Notes                  NR/NR/B              $57,500,000                    6.000%                     July 2019
Preferred Shares
----------------
   Preferred Shares              NR/NR/NR             $113,071,000*                    N/A                          N/A

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* Notional Amount

The total value of the underlying collateral portfolio is initially expected to be approximately $378,165,710 in aggregate principal balance, which will consist of approximately $330,280,710 in aggregate principal balance of commercial mortgage-backed securities and $47,885,000 in aggregate principal balance of unsecured debt issued by real estate investment trusts, all of which have been purchased by Anthracite 2005-HY2 Ltd. as of July 26, 2005. The Company is required to use commercially reasonable efforts to identify $100,000,000 in additional commercial mortgage-backed securities to be purchased by Anthracite 2005-HY2 Ltd. on or prior to April 26, 2006.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANTHRACITE CAPITAL, INC.


                                              By: /s/ James J. Lillis
                                                  -----------------------------
                                              Name:  James J. Lillis
                                              Title: Chief Financial Officer

                                              Dated: August 1, 2005